Exhibit 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ Millions)

	4Q 2007	4Q 2006
Reported Net Income	$1,452	$930
EPS - Diluted	$1.74	$1.09

Core Results	$1,464	$784
EPS - Diluted	$1.76	$0.92

Total Worldwide Production (mboe/day)	590	561

Total Worldwide Crude Oil Realizations ($/BBL)	$80.30	$52.55
Domestic Natural Gas Realizations ($/MCF)	$6.77	$5.63

Wtd. Average Basic Shares O/S (mm)	828.4	846.4
Wtd. Average Diluted Shares O/S (mm)	833.1	852.6

	YTD 2007	YTD 2006
Reported Net Income	$5,400	$4,191
EPS - Diluted	$6.44	$4.87

Core Results	$4,405	$4,116
EPS - Diluted	$5.25	$4.78

Total Worldwide Production (mboe/day)	570	545

Total Worldwide Crude Oil Realizations ($/BBL)	$64.77	$57.81
Domestic Natural Gas Realizations ($/MCF)	$6.53	$6.49

Wtd. Average Basic Shares O/S (mm)	834.9	852.6
Wtd. Average Diluted Shares O/S (mm)	839.1	860.4
Shares Outstanding (mm)	825.7	839.9

Cash Flow from Operations	$6,800	$6,400

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Fourth Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$2,599			$2,599

Chemical	94			94

Corporate
Interest expense, net	(13)			(13)

Other	(175)	25	Severance	(150)

Taxes	(1,057)	(9)	Tax effect of adjustments	(1,066)

Income from continuing operations	1,448	16		1,464
Discontinued operations, net of tax	4	(4)	Discontinued operations, net	—
Net Income	$1,452	$12		$1,464

Basic Earnings Per Common Share
Income from continuing operations	$1.75
Discontinued operations, net	—
Net Income	$1.75			$1.77

Diluted Earnings Per Common Share
Income from continuing operations	$1.74
Discontinued operations, net	—
Net Income	$1.74			$1.76

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 Fourth Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Incomes		Core Results
Oil & Gas	$1,422			$1,422

Chemical	157			157

Corporate
Interest expense, net	(51)	31	Debt purchases	(20)

Other	113	(90)	Sale of Lyondell shares	(85)
		(108)	Litigation settlements

Taxes	(771)	40	Deferred tax write-off due to	(690)
			compensation program changes

		41	Tax effect of adjustments

Income from continuing operations	870	(86)		784
Discontinued operations, net of tax	60	(60)	Discontinued operations, net	—
Net Income	$930	$(146)		$784

Basic Earnings Per Common Share
Income from continuing operations	$1.03
Discontinued operations, net of tax	0.07
Net Income	$1.10			$0.93

Diluted Earnings Per Common Share
Income from continuing operations	$1.02
Discontinued operations, net of tax	0.07
Net Income	$1.09			$0.92

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Twelve Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$8,318	$(412)	Sale of Russia	$7,730
		(112)	Litigation settlements
		(35)	Sale of oil & gas interests
		74	Exploration impairments
		(103)	Sale of exploration properties

Chemical	601			601

Corporate
Interest expense, net	(199)	167	Debt purchases	(32)

Other	(135)	47	Plant closure	(389)
		(326)	Sale of Lyondell shares
		25	Severance

Taxes	(3,507)	2	Tax effect of adjustments	(3,505)

Income from continuing operations	5,078	(673)		4,405
Discontinued operations, net of tax	322	(322)	Discontinued operations	—
Net Income	$5,400	$(995)		$4,405

Basic Earnings Per Common Share
Income from continuing operations	$6.08
Discontinued operations, net	0.39
Net Income	$6.47			$5.28

Diluted Earnings Per Common Share
Income from continuing operations	$6.05
Discontinued operations, net	0.39
Net Income	$6.44			$5.25

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 Twelve Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$6,880			$6,880

Chemical	906			906

Corporate
Interest expense, net	(131)	31	Debt purchases	(100)

Other	(99)	(90)	Sale of Lyondell shares	(297)
		(108)	Litigation settlements

Taxes	(3,354)	40	Deferred tax write-off due to compensation program changes	(3,273)
		41	Tax effect of adjustments

Income from continuing operations	4,202	(86)		4,116
Discontinued operations, net of tax	(11)	11	Discontinued operations, net	—
Net Income	$4,191	$(75)		$4,116

Basic Earnings Per Common Share
Income from continuing operations	$4.93
Discontinued operations, net of tax	(0.01)
Net Income	$4.92			$4.83

Diluted Earnings Per Common Share
Income from continuing operations	$4.88
Discontinued operations, net of tax	(0.01)
Net Income	$4.87			$4.78

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax
Income / (Expense)	Fourth Quarter		Twelve Months
	2007	2006	2007	2006
Corporate
Environmental remediation	(36)	(23)	(60)	(47)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY			YEAR TO-DATE
	2007	2007	2006	2007	2006
REPORTED INCOME	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas (a)	2,599	2,029	1,422	8,318	6,880
Chemicals	94	212	157	601	906
Corporate & other	(188)	(63)	62	(334)	(230)
Pre-tax income	2,505	2,178	1,641	8,585	7,556

Income tax expense
Federal and state	473	363	374	1,558	1,625
Foreign (a)	584	499	397	1,949	1,729
Total	1,057	862	771	3,507	3,354

Income from continuing operations	1,448	1,316	870	5,078	4,202

Worldwide effective tax rate	42%	40%	47%	41%	44%

	2007	2007	2006	2007	2006
CORE RESULTS	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas (a)	2,599	1,988	1,422	7,730	6,880
Chemicals	94	212	157	601	906
Corporate & other	(163)	(105)	(105)	(421)	(397)
Pre-tax income	2,530	2,095	1,474	7,910	7,389

Income tax expense
Federal and state	482	386	293	1,556	1,544
Foreign (a)	584	499	397	1,949	1,729
Total	1,066	885	690	3,505	3,273

Core results	1,464	1,210	784	4,405	4,116

Worldwide effective tax rate	42%	42%	47%	44%	44%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf.  Oil and gas pre-tax income includes the following revenue amounts by periods.

2007	2007	2006	2007	2006
QTR 4	QTR 3	QTR 4	12 Months	12 Months
406	331	252	1,325	1,123

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Fourth Quarter Net Income (Loss)

Reported Income Comparison

	Fourth	Third
	Quarter	Quarter
	2007	2007	B / (W)
Oil & Gas	$2,599	$2,029	$570

Chemical	94	212	(118)

Corporate

Interest expense, net	(13)	(11)	(2)

Other	(175)	(52)	(123)

Taxes	(1,057)	(862)	(195)

Income from continuing operations	1,448	1,316	132

Discontinued operations, net	4	8	(4)

Net Income	$1,452	$1,324	$128

Earnings Per Common Share
Basic	$1.75	$1.59	$0.16
Diluted	$1.74	$1.58	$0.16

Worldwide Effective Tax Rate	42%	40%	-2%

OCCIDENTAL PETROLEUM

2007 Fourth Quarter Net Income (Loss)

Core Results Comparison

	Fourth	Third
	Quarter	Quarter
	2007	2007	B / (W)
Oil & Gas	$2,599	$1,988	$611

Chemical	94	212	(118)

Corporate

Interest expense, net	(13)	(11)	(2)

Other	(150)	(94)	(56)

Taxes	(1,066)	(885)	(181)

Core Results	$1,464	$1,210	$254

Core Results Per Common Share
Basic	$1.77	$1.45	$0.32
Diluted	$1.76	$1.45	$0.31

Worldwide Effective Tax Rate	42%	42%	0%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Oil & Gas
Variance Analysis 4Q07 vs. 3Q07
($ Millions)

$1,988
$625
$103
$34
$83*
$2,599
3Q 07
Sales Price
Sales Volume/Mix
Exploration Expense
All Others
4Q 07

* DD&A rate increase (35) and higher operating expense

OCCIDENTAL PETROLEUM
Chemical
Variance Analysis 4Q07 vs. 3Q07
($ Millions)

$212
$33
$46
$113*
$8
$94
3Q 07
Sales Price
Sales Volume/Mix
Operations/ Manufacturing
All Others
4Q 07

* Higher feedstock and energy costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Fourth Quarter Net Income (Loss)

Reported Income Comparison

	Fourth	Fourth
	Quarter	Quarter
	2007	2006	B / (W)
Oil & Gas	$2,599	$1,422	$1,177

Chemical	94	157	(63)

Corporate

Interest expense, net	(13)	(51)	38

Other	(175)	113	(288)

Taxes	(1,057)	(771)	(286)

Income from continuing operations	1,448	870	578

Discontinued operations, net	4	60	(56)

Net Income	$1,452	$930	$522

Earnings Per Common Share
Basic	$1.75	$1.10	$0.65
Diluted	$1.74	$1.09	$0.65

Worldwide Effective Tax Rate	42%	47%	5%

OCCIDENTAL PETROLEUM

2007 Fourth Quarter Net Income (Loss)

Core Results Comparison

	Fourth	Fourth
	Quarter	Quarter
	2007	2006	B / (W)
Oil & Gas	$2,599	$1,422	$1,177

Chemical	94	157	(63)

Corporate

Interest expense, net	(13)	(20)	7

Other	(150)	(85)	(65)

Taxes	(1,066)	(690)	(376)

Core Results	$1,464	$784	$680

Core Results Per Common Share
Basic	$1.77	$0.93	$0.84
Diluted	$1.76	$0.92	$0.84

Worldwide Effective Tax Rate	42%	47%	5%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

		Fourth Quarter		Twelve Months
		2007	2006	2007	2006

NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
	California	88	94	89	86
	Permian	170	167	167	167
	Hugoton and other	4	3	4	3
	Total	262	264	260	256
Natural Gas (MMCF)
	California	250	261	254	256
	Hugoton and other	148	142	153	138
	Permian	180	190	186	194
	Total	578	593	593	588
Latin America
Crude Oil (MBL)
	Argentina	31	35	32	33
	Colombia	41	44	42	38
	Total	72	79	74	71
Natural Gas (MMCF)
	Argentina	19	17	22	17
	Bolivia	22	18	18	17
	Total	41	35	40	34
Middle East / North Africa
Crude Oil (MBL)
	Oman	20	19	20	18
	Dolphin	14	—	4	—
	Qatar	52	44	48	43
	Yemen	22	26	25	29
	Libya	22	24	22	23
	Total	130	113	119	113
Natural Gas (MMCF)
	Oman	30	25	30	30
	Dolphin	133	—	51	—
	Total	163	25	81	30

Barrels of Oil Equivalent (MBOE)
Subtotal consolidated subsidiaries		594	565	573	549
Other interests
Colombia - minority interest		(6)	(6)	(5)	(5)
Yemen - Occidental net interest		2	2	2	1
Total worldwide production - MBOE		590	561	570	545

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2007	2006	2007	2006

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	83.17	52.45	65.67	57.84
Natural gas ($/MCF)	6.77	5.63	6.53	6.49

Latin America
Crude Oil ($/BBL)	67.92	46.80	56.66	52.40
Natural Gas ($/MCF)	3.69	2.26	2.66	2.00

Middle East / North Africa
Crude Oil ($/BBL)	83.88	57.21	69.24	61.58

Total Worldwide
Crude Oil ($/BBL)	80.30	52.55	64.77	57.81
Natural Gas ($/MCF)	5.41	5.27	5.68	6.00

	Fourth Quarter		Twelve Months
	2007	2006	2007	2006

Exploration Expense
Domestic	$21	$34	$121	$109
Latin America	16	5	52	17
Middle East / North Africa	57	44	219	134
Other Eastern Hemisphere	7	18	30	36
TOTAL REPORTED	$101	$101	$422	$296

Less - non-core impairments	—	—	(58)	—
TOTAL CORE	$101	$101	$364	$296

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

		Fourth Quarter		Twelve Months
Capital Expenditures ($MM)		2007	2006	2007	2006
Oil & Gas
California		$151	$169	$596	$545
Permian		161	200	631	614
Other - U.S.		63	59	206	249
Latin America		218	123	577	346
Middle East / North Africa		265	306	1,189	929
Other Eastern Hemisphere		—	19	7	20
Chemicals		110	122	251	251
Corporate		19	12	40	33
	TOTAL	$987	$1,010	$3,497	$2,987

Depreciation, Depletion &		Fourth Quarter		Twelve Months
Amortization of Assets ($MM)		2007	2006	2007	2006
Oil & Gas
Domestic		$285	$266	$1,072	$902
Latin America		93	79	355	275
Middle East / North Africa		170	135	597	525
Chemicals		78	71	304	279
Corporate		13	11	51	27
	TOTAL	$639	$562	$2,379	$2,008

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

		31-Dec-07	31-Dec-06
CAPITALIZATION
Long-Term Debt (including current maturities)		$1,776	$2,790
Notes Payable		12	—
Subsidiary Preferred Stock		—	75
Others		25	25
	Total Debt	$1,813	$2,890

EQUITY		$22,823	$19,252

Total Debt To Total Capitalization		7%	13%

Investor Relations Supplemental Schedules

See the investor relations supplemental schedules for the reconciliation of non-GAAP items.  Statements in this presentation that contain words such as "will," "expect," or "estimate," or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could materially affect expected results.  Factors that could cause results to differ materially include, but are not limited to:  exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; operational interruptions; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition.  You should not place undue reliance on these forward-looking statements which speak only as of the date of this filing.  Unless legally required, Occidental disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.  U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.